EXHIBIT 23.1

                              ACCOUNTANT'S CONSENT

      We consent to the use in this Form S-8 Registration Statement relating to the sale of common stock, $.20 par value, of Florida Gaming Corporation of our report dated March 5, 2004 accompanying the December 31, 2003 financial statements of Florida Gaming Corporation incorporated by reference in this Registration Statement.


                                       /s/ King & Company, PSC
                                       -----------------------------------------
                                       King & Company, PSC

Louisville, Kentucky
December 6, 2004


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